UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2008
Campbell Strategic Allocation Fund, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-22260	52-1823554

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Campbell & Company, Inc.
Court Towers Building
210 West Pennsylvania Avenue
Towson, Maryland 21204
(Address of principal executive offices)
(410) 296-3301
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     The Campbell Strategic Allocation Fund, L.P. (CSAF) will no longer offer units for sale after the current CSAF prospectus expires on June 14, 2008. For existing investors in the fund, business will continue to be conducted as usual. For example, there will be no change in our trading, operations, or monthly statements, etc., and of course redemption requests will still be honored on a monthly basis. Properly executed subscriptions must be dated on or before June 13, 2008. After that, no additional units will be offered, or subscriptions accepted.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMPBELL STRATEGIC ALLOCATION FUND, L.P.
By:	/s/ Theresa D. Becks
Theresa D. Becks
President, Chief Executive Officer Campbell & Company, Inc., Trustee for the Campbell & Company, Inc., Managing Operator

May 12, 2008